 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2026
Commission File Number 001-35522

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	04-3639825
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11611 San Vicente Boulevard, Suite 500
Los Angeles, CA 90049
(Address of Principal Executive Offices, Including Zip Code)
(855) 361-2262
(Registrant's Telephone Number, Including Area Code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange

Depositary Shares, each representing a 1/40th interest
in a share of 7.75% fixed rate reset non-cumulative
perpetual preferred stock, Series F	BANC/PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters of a Vote of Security Holders.

On May 6, 2026, Banc of California, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). As of March 13, 2026, the record date for the 2026 Annual Meeting, there were 153,778,367 shares of the Company’s voting common stock outstanding. At the 2026 Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2026 (the “Proxy Statement”). The results of the items voted on at the 2026 Annual Meeting are as follows:

Proposal I. Election of the ten director nominees:

The Company’s directors were each elected by a majority of the votes cast. Accordingly, the following ten director nominees were elected, each for a term of one year expiring at the Company’s 2027 Annual Meeting of Stockholders:

Nominee	For	Against	Abstentions	Non-Votes
James A. “Conan” Barker	116,750,933	799,009	61,440	N/A
Paul R. Burke	116,405,677	1,123,230	82,475	N/A
Mary A. Curran	116,451,893	1,083,943	75,546	N/A
John M. Eggemeyer	116,220,115	1,225,967	165,300	N/A
Shannon F. Eusey	116,322,604	1,198,215	90,563	N/A
Susan E. Lester	116,704,750	813,333	93,299	N/A
Joseph J. Rice	116,762,079	787,759	61,544	N/A
Vania E. Schlogel	116,321,555	1,198,686	91,141	N/A
Andrew Thau	115,517,996	2,044,971	48,415	N/A
Jared M. Wolff	116,196,466	1,375,265	39,651	N/A
Proposal II. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
129,027,721	263,457	54,203	N/A

Proposal III. Approval, on an advisory and non-binding basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement (Say-on-Pay):

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Vote
94,559,017	22,541,537	510,828	N/A

Proposal IV. Approval of the Company's Second Amended and Restated 2018 Omnibus Stock Incentive Plan:

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Vote
115,167,771	2,216,600	227,011	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
/s/ IDO DOTAN
Ido Dotan
Executive Vice President, General Counsel
and Corporate Secretary
Date: May 8, 2026